UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - March 19, 2004


                                 DRUCKER, INC. .
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-29670                  95-3303637
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

                           Suite 916, Cathedral Place
                           925 West Georgia Street
                           Vancouver, BC, Canada V6C 3L2

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             (Address of principal executive offices)  (zip code)


       Registrant's telephone number, including area code - (604) 688-6999
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective March 18, 2004, Amisano Hanson, Chartered Accountants ("Amisano") resigned as the principal accountant engaged to audit the financial statements for Drucker, Inc. (the "Company"). Amisano performed the December 31, 2002 and 2001 audits of the Company's financial statements. The Board of Directors of the Company approved the change in accountants as described herein.

     Amisano's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope of accounting principles.

     During the Company's two most recent fiscal years and through March 18, 2004, there were no disagreements with Amisano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amisano, would have caused it to make reference to the subject matter of the disagreements in connection with this report. No reportable events of the type described in item 304(a)(1)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years.

     The Company has provided Amisano with a copy of this disclosure and requested that they furnish the Company with a letter addressed to the Commission stating whether it agrees or disagrees with the statements by the Company in this report and, if not, stating the respects in which it does not agree. A letter from Amisano to such effect is attached hereto as Exhibit 16.1.

     Also effective March 18, 2004, the Company engaged Clancy and Co., P.L.L.C. ("Clancy") as its new principal accountant to audit the Company's financial statements. During its two most recent fiscal years and through March 18, 2004, the Company has not consulted with Clancy on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement or event, as that term is described in item 304(a)(1)(iv)(A) of Regulation S-B.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             (C)  EXHIBITS

             16 Letter from Amisano Hanson, Chartered Accountants to the Securities and Exchange Commission, dated November 16, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             DRUCKER, INC.

Date: November 30, 2004                      By: /s/ Ronald Xie
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                                                 Ronald Xie
                                                 President, CEO and Acting CFO


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                                  EXHIBIT INDEX

     Exhibit No.    Description

          16 Letter from Amisano Hanson, Chartered Accountants to the Securities and Exchange Commission, dated November 16, 2004.


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